UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, DC 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of Earliest Event Reported) –	April 20, 2006

MTM TECHNOLOGIES, INC.
(Exact name of registrant as specified in its charter)

New York	0-22122	13-3354869
(State or other jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

1200 High Ridge Road, Stamford, Connecticut	06905
(Address of principal executive offices)	(zip code)

Registrant’s telephone number, including area code –	203-975-3700

850 Canal Street, Stamford, Connecticut 06902
(Former Name or Former Address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2 below):

[  ]  Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[  ]  Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[  ]  Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[  ]  Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

ITEM 8.01.   Other Events

On April 20, 2006, MTM Technologies, Inc. acquired Lake Forest, CA-based Axcent Solutions, Inc.

ITEM 9.01    Financial Statements and Exhibits

(c)      Exhibits

Exhibit 99.1 Press Release dated April 20, 2006 whereby MTM Technologies, Inc. announced that it has acquired Lake Forest, CA-based Axcent Solutions, Inc. Terms of the deal were not disclosed.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

MTM TECHNOLOGIES, INC.
(Registrant)

By:    /s/ Michael El-Hillow
Name:  Michael El-Hillow
Title:       SVP & CFO

April 20, 2006

EXHIBIT INDEX

Exhibit

Exhibit 99.1    Press Release dated April 20, 2006 whereby MTM Technologies, Inc.
        announced that it has acquired Lake Forest, CA-based Axcent Solutions,
        Inc. Terms of the deal were not disclosed.